UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-6365	41-0919654
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 West 78th Street - Suite 520, Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-1874

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2019, Apogee Enterprises, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Engaged Capital, LLC and certain of its affiliates (collectively, “Engaged Capital”).

Pursuant to the Cooperation Agreement, the board of directors of the Company (the “Board”) agreed to (1) nominate Christina M. Alvord, Frank G. Heard and Elizabeth M. Lilly (each a “New Director” and collectively, the “New Directors”), all three of whom are independent of the Company and Engaged Capital, for election as Class III directors of the Board at the Company’s upcoming 2019 annual meeting of shareholder (the “2019 Annual Meeting”) for terms ending at the 2022 annual meeting of shareholders and (2) should the New Directors be elected at the 2019 Annual Meeting, appoint Ms. Alvord to the Nominating and Corporate Governance Committee of the Board, Mr. Heard to the Audit Committee of the Board and Ms. Lilly to the Compensation Committee of the Board, along with such other committee appointments as determined by the Board in its sole discretion.

The Cooperation Agreement further provides, among other things, that:

•	each New Director and incumbent Mark A. Pompa shall be the only candidates nominated by the Board for election at the 2019 Annual Meeting;

•	after the conclusion of the 2019 Annual Meeting until August 20, 2020 and so long as Engaged Capital continuously beneficially owns at least the lesser of (1) 3.5% and (2) 929,410 shares of the Company’s then outstanding common stock (“Common Stock”), subject to adjustment for stock splits, combinations and recapitalizations (the “Ownership Minimum”), the size of the Board will not exceed ten directors, unless at least two-thirds of the directors then serving in office, including two of the New Directors, approve such increase;

•	during the term of the Cooperation Agreement and so long as Engaged Capital continuously beneficially owns at least the Ownership Minimum, in the event that any New Director ceases to be a director of the Company for any reason unforeseen by Engaged Capital, the Company and Engaged Capital will work together to identify a mutually-acceptable replacement director, subject to certain criteria and the approval of the Nominating and Corporate Governance Committee of the Board and Engaged Capital;

•	during the term of the Cooperation Agreement, Engaged Capital will be subject to customary standstill restrictions, including with respect to acquiring beneficial ownership of more than 9.9% of the Common Stock, nominating or recommending for nomination any persons for election to the Board (except as expressly permitted by the Cooperation Agreement), submitting any proposal for consideration at any shareholder meeting and soliciting any proxy, consent or other authority to vote from shareholders or conducting any other referendum (including any “withhold,” “vote no” or similar campaign);

•	during the term of the Cooperation Agreement, Engaged Capital will vote all of its shares of Common Stock at all annual and special meetings as well as in any consent solicitations of the Company’s shareholders, (1) in favor of the slate of directors recommended by the Board, against the election of any director nominee not approved, recommended and nominated by the Board for election and against any removal of any director of the Board and (2) in accordance with the Board’s recommendation for any other matter (unless Institutional Shareholder Services Inc. issues a contrary recommendation), provided that Engaged Capital will be permitted to vote on any proposals relating to an extraordinary transaction in its sole discretion;

•	each party agreed not to disparage the other, subject to certain exceptions;

•	each party agreed not to institute any lawsuit against the other party, subject to certain exceptions including the seeking of remedies for a breach of the Cooperation Agreement; and

•	the Cooperation Agreement will terminate on August 1, 2020.

The summary above is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Additional information about the New Directors, include their backgrounds and qualifications, director compensation and any arrangements in connection with their service on the Board, if elected, will be included in the Company’s definitive proxy materials in connection with the 2019 Annual Meeting.

On November 8, 2019, three of the Company’s current Class III directors, Jerome L. Davis, Sara L. Hays and Richard V. Reynolds, each informed the Board that they have decided to retire from the Board and will not stand for re-election at the 2019 Annual Meeting. Mr. Davis has served on the Board for 15 years, Ms. Hays has served on the Board for 14 years and Mr. Reynolds has served on the Board for 13 years. They will each continue to serve on the Board until the 2019 Annual Meeting.

Item 8.01	Other Events.

On November 12, 2019, the Company issued a press release announcing the matters described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company intends to hold the 2019 Annual Meeting as soon as practicable. Because the date of the 2019 Annual Meeting will be more than 30 days after the anniversary of the Company’s 2018 annual meeting of shareholders, the Company has established November 22, 2019 as the new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for the 2019 Annual Meeting. To be timely, such shareholder proposals must be received by the Company’s Corporate Secretary at Apogee Enterprises, Inc., 4400 West 78th Street, Suite 520, Minneapolis, Minnesota 55435, on or before the close of business on November 22, 2019. Such proposals must also comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act and any applicable requirements of the Company’s Amended and Restated By-laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit.

The following exhibit is filed herewith:

Exhibit Number	Description

10.1

Cooperation Agreement dated November 10, 2019, by and among Apogee Enterprises, Inc., Engaged Capital, LLC, Engaged Capital Flagship Master Fund, LP, Engaged Capital Flagship Fund, LP, Engaged Capital Flagship Fund, Ltd., Engaged Capital Holdings, LLC and Glenn W. Welling

99.1	Press release dated November 12, 2019

104	Cover Page interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2019		APOGEE ENTERPRISES, INC.

	By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary